Exhibit 99.2

Press Release

XTI Aerospace Announces Closing of Business Combination Between Former Subsidiary and Damon Motors

ENGLEWOOD, Colo., Nov. 18, 2024 /PRNewswire/ -- XTI Aerospace, Inc. (Nasdaq: XTIA) (“XTI Aerospace” or the “Company”) today congratulates Damon Motors Inc. (“Damon Motors”) on the announced completion of its business combination with Grafiti Holding Inc. a former subsidiary of XTI Aerospace, Inc., (which was renamed Damon Inc. on closing) (“Damon”).

In connection with the transaction, XTI Aerospace received securities of Damon consisting of common stock and warrants. The common shares of Damon Inc. are expected to begin trading under the ticker symbol “DMN” on the Nasdaq Global Market on November 18, 2024.

“We congratulate Damon on both completing its merger and on Damon’s listing on Nasdaq,” said Scott Pomeroy, Chairman and CEO of XTI Aerospace. “We believe Damon’s motorcycles are destined to transform the two-wheeled transportation market, and we look forward to watching their progress as XTI strives to transform aerial transportation.”

Prior to the closing of the business combination, the previously announced 1-for-50 share distribution of Damon common shares to the December 27, 2023 record date participating stockholders of XTI Aerospace was also completed. The Form 10-12B registration statement of Damon was declared effective by the U.S. Securities and Exchange Commission on November 12, 2024. All fractional shares in the distribution were rounded up. The Damon shares distributed to shareholders are subject to lock-up restrictions for 180 days after the closing of the business combination, with the following release schedule: 20% at the closing, 40% at 90 days following the closing, 40% at 180 days following the closing, subject to accelerated release from lock-up restrictions if, following closing, the public share price of Damon reaches a certain threshold.

For U.S. federal and applicable state income tax purposes, the record date participating securityholders are deemed to have received a distribution of the Damon shares from XTI Aerospace as of the record date. RECIPIENTS OF DAMON SHARES IN THE DISTRIBUTION ARE ENCOURAGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE PARTICULAR TAX CONSEQUENCES OF THE DISTRIBUTION TO THEM.

About XTI Aerospace, Inc.

XTI Aerospace (XTIAerospace.com) (Nasdaq: XTIA) is the parent company of XTI Aircraft Company (XTIAircraft.com), an aviation business based near Denver, Colorado, currently developing the TriFan 600, a fixed-wing business aircraft designed to have the vertical takeoff and landing (VTOL) capability of a helicopter, speeds of 345 mph and a range of 700 miles, creating an entirely new category – the vertical lift crossover airplane (VLCA). Additionally, the Inpixon (inpixon.com) business unit of XTI Aerospace is a leader in real-time location systems (RTLS) technology with customers around the world who use the Company’s location intelligence solutions in factories and other industrial facilities to help optimize operations, increase productivity, and enhance safety. For more information about XTI Aerospace, please visit XTIAerospace.com and HangerXStudios.com (aviation innovation podcast), and follow the company on LinkedIn, Instagram, X, and YouTube.

8123 InterPort Blvd., Suite C, Englewood, CO, 80112, USA, (800) 680-7412
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Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this press release, including without limitation, statements about the products under development by XTI, the advantages of XTI’s technology, and XTI’s customers, plans and strategies are forward-looking statements.

Some of these forward-looking statements can be identified by the use of forward-looking words, including “believe,” “continue,” “could,” “would,” “will,” “estimate,” “expect,” “intend,” “plan,” “target,” “projects,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by XTI Aerospace and its management, are inherently uncertain, and many factors may cause the actual results to differ materially from current expectations. XTI undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that might subsequently arise. Readers are urged to carefully review and consider the risk factors discussed from time to time in XTI’s filings with the SEC, including those factors discussed under the caption “Risk Factors” in its most recent annual report on Form 10-K, filed with the SEC on April 16, 2024, and in subsequent reports filed with or furnished to the SEC.

Contacts

General inquiries:
Email: contact@xtiaerospace.com
Web: https://xtiaerospace.com/contact/

Investor Relations:
Crescendo Communications
Tel: +1 212-671-1020
Email: XTIA@crescendo-ir.com

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8123 InterPort Blvd., Suite C, Englewood, CO, 80112, USA, (800) 680-7412
© XTI Aerospace, Inc | XTIAerospace.com	p. 2